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                                                                    EXHIBIT 23.1
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               Consent of Independent Certified Public Accountants

The Board of Directors
Markel Corporation:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG LLP
Richmond, Virginia
October 18, 2001